FINANCIAL EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2024
Nonoperating Income (Expense) [Abstract]
Schedule of Financial (Expenses), Net
	Year ended December 31,
	2024	2023	2022
Interest, bank charges and fees	$(1,826)	$(2,512)	$(1,770)
Forgiveness Gain	$2,312	$-	-
Change in Fair value of derivative warrants liabilities	798	2,313	-
Exchange differences, net	(264)	(464)	19
Total financial income(expenses), net	$1,020	$(663)	$(1,751)